AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 2003
                               File No. 333-76799
                               File No. 811-09154
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                         POST-EFFECTIVE AMENDMENT NO. 4

                                   ON FORM N-6

     TO REGISTRATION STATEMENT ON FORM S-6 UNDER THE SECURITIES ACT OF 1933

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         POST-EFFECTIVE AMENDMENT NO. 7

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                          LINCOLN BENEFIT LIFE COMPANY
                               (Name of Depositor)
                             2940 South 84th Street
                             Lincoln, Nebraska 68506
               (Complete Address of Depositor's Principal Office)

                                WILLIAM F. EMMONS
                          Lincoln Benefit Life Company
                             2940 South 84th Street
                             Lincoln, Nebraska 68506
                                 1-800-525-9287
                (Name and Complete Address of Agent for Service)

                                    Copy to:

JOAN E. BOROS, ESQ. CHRISTOPHER. PETITO, ESQ. Jorden Burt LLP 1025 Thomas Jefferson Street N.W. Suite 400 East Washington, D.C. 20007-
------------------------------------------------------------------------------
Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

                  It is proposed that this filing will become effective: immediately upon filing pursuant to paragraph (b) of Rule 485 on May 1, 2002 pursuant to paragraph (b) of Rule 485
         X 60 days after filing pursuant to paragraph (a) of Rule 485 on --------- pursuant to paragraph (a) of Rule 485

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, pursuant to Section 24 of the Investment Company Act of 1940.

       CONSULTANT SL VARIABLE UNIVERSAL LIFE INSURANCE POLICY PROSPECTUS



   Flexible Premium Last Survivor Variable Universal Life Insurance Policies



                                   Issued by:

                          Lincoln Benefit Life Company



                               In connection with:

                   Lincoln Benefit Life Variable Life Account



                                 Street Address:

                             2940 South 84th Street

                             Lincoln, NE 68506-4142



                                Mailing Address:

                                P. O. Box 82532

                             Lincoln, NE 68501-2532



                        Telephone Number: 1-800-865-5237



This Prospectus describes information you should know before you purchase the Consultant SL Flexible Premium Last Survivor Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.

This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. The Policy may be unavailable for sale in some states. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



The date of this Prospectus is May 1, 2003

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                 PAGE

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
  Description of the Policy and Policy Benefits
--------------------------------------------------------------------------------
  Risks of the Policy
--------------------------------------------------------------------------------
  The Portfolios And Associated Risks
--------------------------------------------------------------------------------
FEE TABLES
--------------------------------------------------------------------------------
  Transaction Fees
--------------------------------------------------------------------------------
  Periodic Charges Other Than Portfolio Operating Expenses
--------------------------------------------------------------------------------
  Optional Benefit Charges
--------------------------------------------------------------------------------
  Individual Portfolio Annual Operating Expenses
--------------------------------------------------------------------------------
PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------
  Application for a Policy
--------------------------------------------------------------------------------
  Premium Payments
--------------------------------------------------------------------------------
  Premium Limits
--------------------------------------------------------------------------------
  Safety Net Premium
--------------------------------------------------------------------------------
  Modified Endowment Contracts
--------------------------------------------------------------------------------
  Allocation of Premiums
--------------------------------------------------------------------------------
POLICY VALUE
--------------------------------------------------------------------------------
  General
--------------------------------------------------------------------------------
  Accumulation Units
--------------------------------------------------------------------------------
  Accumulation Unit Value
--------------------------------------------------------------------------------
  Postponement of Payments
--------------------------------------------------------------------------------
TRANSFERS
--------------------------------------------------------------------------------
  General
--------------------------------------------------------------------------------
  Transfers Authorized by Telephone
--------------------------------------------------------------------------------
  Dollar Cost Averaging
--------------------------------------------------------------------------------
  Portfolio Rebalancing
--------------------------------------------------------------------------------
  Excessive Trading Limits
--------------------------------------------------------------------------------
INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------
  The Subaccounts and the Portfolios
--------------------------------------------------------------------------------
  Voting Rights
--------------------------------------------------------------------------------
  Additions, Deletions and Substitutions of Securities
--------------------------------------------------------------------------------
  The Fixed Account
--------------------------------------------------------------------------------
DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------
  Death Benefits
--------------------------------------------------------------------------------
  Death Benefit Options
--------------------------------------------------------------------------------
  Change to Death Benefit Option
--------------------------------------------------------------------------------
  Change to Face Amount
--------------------------------------------------------------------------------
  Optional Insurance Benefits
--------------------------------------------------------------------------------
POLICY LOANS
--------------------------------------------------------------------------------
  General
--------------------------------------------------------------------------------
  Loan Interest
--------------------------------------------------------------------------------
  Loan Repayment
--------------------------------------------------------------------------------
  Pre-Existing Loan
--------------------------------------------------------------------------------

                                 PAGE

--------------------------------------------------------------------------------
  Effect on Policy Value
--------------------------------------------------------------------------------
SURRENDERS AND WITHDRAWALS
--------------------------------------------------------------------------------
  Surrenders
--------------------------------------------------------------------------------
  Partial Withdrawal
--------------------------------------------------------------------------------
SETTLEMENT OPTIONS
--------------------------------------------------------------------------------
MATURITY
--------------------------------------------------------------------------------
LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
  Lapse and Grace Period
--------------------------------------------------------------------------------
  Reinstatement
--------------------------------------------------------------------------------
CANCELLATION AND CONVERSION RIGHTS
--------------------------------------------------------------------------------
  "Free Look" Period
--------------------------------------------------------------------------------
  Conversion
--------------------------------------------------------------------------------
CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
  Premium Tax Charge
--------------------------------------------------------------------------------
  Premium Expense Charge
--------------------------------------------------------------------------------
  Monthly Deduction
--------------------------------------------------------------------------------
  Policy Fee
--------------------------------------------------------------------------------
  Administrative Expense Charge
--------------------------------------------------------------------------------
  Mortality and Expense Risk Charge
--------------------------------------------------------------------------------
  Cost of Insurance Charge
--------------------------------------------------------------------------------
  Rider Charges
--------------------------------------------------------------------------------
  Separate Account Income Taxes
--------------------------------------------------------------------------------
  Portfolio Charges
--------------------------------------------------------------------------------
  Surrender Charge
--------------------------------------------------------------------------------
  Transfer Fee
--------------------------------------------------------------------------------
GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------
  Beneficiaries
--------------------------------------------------------------------------------
  Assignment
--------------------------------------------------------------------------------
  Dividends
--------------------------------------------------------------------------------
ABOUT US
--------------------------------------------------------------------------------
LINCOLN BENEFIT LIFE COMPANY
--------------------------------------------------------------------------------
  The Separate Account
--------------------------------------------------------------------------------
FEDERAL TAXES
--------------------------------------------------------------------------------
  Introduction
--------------------------------------------------------------------------------
  Taxation of the Company and the Separate Account
--------------------------------------------------------------------------------
  Taxation of Policy Benefits
--------------------------------------------------------------------------------
  Modified Endowment Contracts
--------------------------------------------------------------------------------
  Diversification Requirements
--------------------------------------------------------------------------------
  Ownership Treatment
--------------------------------------------------------------------------------
LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
LEGAL MATTERS
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
ILLUSTRATIONS
--------------------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LINCOLN BENEFIT LIFE

COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page [ ] of this prospectus.


DESCRIPTION OF THE POLICY AND POLICY BENEFITS
1. WHAT IS A FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY?

Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a "last survivor" policy because we pay the death benefit only upon death of the last survivor of the Policy's two original Insured Persons. Your Policy is a "variable" policy because the Death Benefit and Policy Value vary according to the investment performance of the Subaccounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums.
 You have a required first year Premium for your Policy, which is based on your Policy's Face Amount and the Insured Persons' ages, sex and risk classes. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Similarly, to take advantage of the Age 100 No Lapse guarantee, you must pay the cumulative Age 100 No Lapse Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Internal Revenue Code. For more information, please see "Purchase of Policy and Premiums" on page [ ]and "Federal Taxes" beginning on page [ ].

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.

If you pay more Premium than permitted under section 7702A of the Internal Revenue Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals.
 For more information, see "Federal Taxes - Modified Endowment Contracts" on page [ ]

3. WHAT ARE THE SAFETY NET PREMIUM AND AGE 100 NO LAPSE PREMIUM FEATURES?

Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Subaccounts, if you have paid certain amounts of premiums.
 If, at the beginning of each Policy month, your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) is at least equal to the cumulative Age 100 No Lapse Premiums shown in your Policy, and so long as you choose Death Benefit Option 1, the guarantee will extend until the Policy Anniversary following the younger Insured Person's 100th birthday (the Age 100 No Lapse guarantee). Otherwise, the specified period will be the first ten Policy Years, or until the next Policy Anniversary after the younger Insured Person's 90th birthday, whichever is earlier. We call this the "Safety Net Premium" guarantee. It requires that your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equal the cumulative Safety Net Premium amount shown in your Policy. In some states, the Safety Net Premium Period is less than ten years as required by law. For additional discussion, see "Purchase of Policy and Premiums - Safety Net Premium" on page [ ].

When neither the Safety Net Premium nor the Age 100 No Lapse guarantee is in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due and, in some states, you have not reached the Maturity Date. For more detail please see "Lapse and Reinstatement" on page [ ].

4. HOW IS MY POLICY VALUE DETERMINED?

Your Premiums are invested in one or more of the Subaccounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Subaccounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Subaccounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in "Fee Tables" and described them in more detail in "Fees and Deductions" on page [ ]. For additional discussion of your Policy Value, please see "Policy Value" on page [ ].

5. WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?

The Policy currently offers fifty (50) investment options, each of which is a Subaccount. You may invest in up to twenty-one (21) Subaccounts or twenty (20) Subaccounts plus the Fixed Account. Each Subaccount invests in a single Portfolio. See "Investment and Fixed Account Options - The Portfolios" on page [ ] for a listing of the Subaccounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see "Risks of the Policy" on page [ ] and "Transfers - Excessive Trading Limits" on page [ ].

6. HOW ARE MY PREMIUMS AND POLICY VALUE ALLOCATED?

Before your Premiums are allocated to the Policy Value, we deduct a Premium Tax Charge of 2.5% of each premium and a Premium Expense Charge of 3.5% of each premium for the first ten Policy Years, and 1.5% thereafter. For more detail, see "Charges and Deductions" on page [ ]. The amount remaining after the deduction of the Premium Tax Charge and the Premium Expense Charge is called the Net Premium.

When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the first page of this Prospectus. See "Purchase of Policy and Premiums - Allocation of Premiums" on page [ ].

Generally, we allocate your initial Premiums to the Subaccounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Subaccounts as described in "Premiums - Allocation of Premiums" on page [ ].
 Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.

We generally allocate your other Premiums to the Subaccounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.

7. MAY I TRANSFER POLICY VALUE AMONG THE SUBACCOUNTS AND THE FIXED ACCOUNT?

You may transfer Policy Value among the Subaccounts and the Fixed Account by writing to or calling us at 1-800-865-5237. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers.

In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see "Transfers - Dollar Cost Averaging" on page [ ].

8. WHAT ARE THE DEATH BENEFIT OPTIONS?

While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the last surviving Insured Person. The Policy provides for two Death Benefit options you may choose between until the death of the last surviving Insured Person. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the last surviving Insured Person's date of death or the Policy Value multiplied by a specified percentage.
 Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see "Policy Loans" on page [ ] and "Death Benefits and Optional Insurance Benefits" on page [ ].

9. HOW IS THE DEATH BENEFIT PAID?

While the Policy is in force and when the last surviving Insured Person dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of a lump sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased, if for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the last surviving Insured Person dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

10. CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $250,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see "Death Benefits and Optional Insurance Benefits - Change to Face Amount" on page [ ].
 In addition, modifying your Policy's Face Amount might have tax ramifications. For an additional discussion, please see "Federal Taxes" on page [ ].

11. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

Yes. You may surrender your Policy at any time before the Maturity Date for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends.

We may subtract a surrender charge from your surrender proceeds during the first fourteen Policy Years and the first fourteen years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see "Charges and Deductions - Surrender Charge" on page [ ].

You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $250,000 or the Net Surrender Value below $500. For more detail, see "Surrenders and Withdrawals" on page [ ].

Surrenders and withdrawals may have tax consequences. For an additional discussion, please see "Risks of the Policy" on page [ ] and "Federal Taxes - Taxation of Policy Benefits" on page [ ].

12.MAY I TAKE OUT A POLICY LOAN?

You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see "Policy Loans" on page [ ].

13. CAN I EXCHANGE MY POLICY?

During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it, for example, to a non-variable universal life insurance policy without submitting proof of insurability.
 Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion.

14. CAN I CANCEL MY POLICY?

You may cancel your Policy by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by the laws of the state in which you reside. We refund the Policy Value as of the date we receive your returned Policy, plus any charges previously deducted, unless your state requires a refund of Premium. Your Policy contains specific information about your free-look rights in your state. For more information, see "Cancellation and Conversion Rights - Free-Look Period," on page [ ].


RISKS OF THE POLICY
1.   IS MY POLICY VALUE GUARANTEED?

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium or Age 100 No Lapse Premium features. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Subaccounts may rise or fall depending on the performance of the Portfolios in which the Subaccounts invest and the charges under your Policy. For more detail, please see "The Portfolios and Associated Risks" on page [ ] and "Investment and Fixed Account Options" on page [ ]. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.

2. IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

The Policy is designed for long term financial planning. Accordingly, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

3. CAN MY POLICY LAPSE?

Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges and neither the Safety Net Premium or Age 100 No Lapse guarantees are in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See "Lapse and Reinstatement" on page [ ]. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See "Federal Taxes" on page [ ].

4. ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Subaccounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis.
 Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Federal Taxes" on page [ ].

5. WHAT ARE THE LIMITATIONS ON WITHDRAWAL?

After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500, and maximum partial withdrawal amount may not reduce the Face Amount below $250,000 or the Net Surrender Value below $500. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee per withdrawal. Please note that withdrawals reduce your Policy's Death Benefit. See "Partial

Withdrawals" on page [ ].  In addition, withdrawals may have tax consequences.
 See "Federal Taxes" on page [ ].

6. WHAT ARE THE LIMITATIONS ON TRANSFER?

We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. If allowed in your state, we reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See "Transfers - Market Timing and Asset Allocation Services" on page [ ] and "Transfers - Excessive Trading Limits" on page [ ].

7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Charges and Deductions: Surrender Charge" on page [ ]. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See "Federal Taxes" on page [ ].

8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a Modified Endowment Contract for tax purposes, taking a Policy Loan may have tax consequences. See "Federal Taxes
- Modified Endowment Contracts" on page [ ].

9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies, which meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see "Federal Taxes" on page [ ].


THE PORTFOLIOS AND ASSOCIATED RISKS
1.   WHAT IS A PORTFOLIO?

Each of the Subaccounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act") or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the accompanying Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Subaccounts currently invest in the Portfolios set forth in this Prospectus. Some of the Subaccounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see "Investment and Fixed Account Options - The Portfolios" on page [ ].

2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Subaccounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Subaccounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio's investment policies and a comprehensive statement of each Portfolio's risks may be found in its Prospectus. For additional information, please see "Investment and Fixed Account Options - The Portfolios" on page [ ].

3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

You should read the Portfolios' current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios' Prospectuses before allocating amounts to the Subaccounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

                                   FEE TABLES
THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE MAXIMUM FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES
           Charge                  When Charge is          Amount Deducted
           ------                  ---Deducted---          ---------------
                                      --------
Premium Tax Charge             When you pay a          2.5% of the Premium
                                Premium. amount.

Premium Expense Charge         When you pay a          Policy Years 1-10: 3.5%
                                Premium.                of the Premium amount.
                                                       Policy Years 11+: 1.5%
                                                        of the Premium amount.

Surrender Charge (per $1000    When you surrender
 of Face Amount)/(1)/           your Policy during
                               the first 14 Policy
                                Years.

                                                       Minimum: $3.57 per
                                                        $1,000
 Minimum and Maximum Initial                           Maximum: $41.14 per
 Surrender Charge:                                      $1,000

 Initial Surrender Charge for                          $10.10 per $1,000
 55 year old male preferred
 nonsmoker, 55 year old
 female preferred nonsmoker,
 $2,000,000 Face Amount

Transfer Fee/ (2)/             Second and each         $10.00 maximum; $0
                                subsequent transfer     current
                                in each calendar
                                month.

Partial Withdrawal Service When you make a $10.00 per withdrawal Fee withdrawal.


(1) The initial amount of the surrender charge depends on the Insured Persons' ages at issue, sex and statuses as a smoker or nonsmoker. The minimum initial surrender charge in the table assumes a 30 year old male preferred nonsmoker, 30 year old female preferred nonsmoker, $2,000,000 Face Amount.
    The maximum initial surrender charge in the table assumes a 85 year old male smoker, 85 year old female smoker, $2,000,000 Face Amount. These surrender charges shown above may not be representative of the charge you would pay.
    For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2) Currently, we are waiving this fee.

THE SECOND TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION


          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
           Charge                  When Charge is          Amount Deducted
           ------                  ---Deducted---          ---------------
                                      --------
Cost of Insurance Charge (per  Monthly
 $1000 Net Amount at
 Risk)/(1)/

 Minimum and Maximum COI                               Guaranteed:
 Charge:                                                Minimum:  $0.00018 per
                                                        $1000.
                                                        Maximum: $83.33333 per
                                                        $1000.
                                    Current:
                                                        Minimum:  $0.00008 per
                                                        $1000.
                                                        Maximum: $11.44609 per
                                                        $1000


 Minimum & Maximum COI Charge                          Guaranteed:
 for a 55 year old male                                 Minimum:  $0.00436 per
 preferred nonsmoker, 55 year                           $1000.
 old female preferred                                   Maximum:  $83.33333 per
 nonsmoker, $2,000,000 Face                             $1000.
 Amount                                                Current:
                                                        Minimum:  $0.00266 per
                                                        $1000.
                                                        Maximum: $10.26652 per
                                                        $1000.

Administrative Expense Charge  Monthly                 Policy Years 1-7: $1.44
 (per $1000 Initial Face                                per $1000
 Amount)/(2)/                                          Policy Years 8+: $0 per
                                                        $1000

Policy Fee                     Monthly                 $7.50

Mortality and Expense Risk     Monthly                 Annual Rate for Policy
 Charge (as a percentage of                             Years 1-14: 0.72%.
 total monthly Sub-Account                             Annual Rate for Policy
 Value)/(3)/                                            Years 15+: Guaranteed:
                                                        0.48%. Current: 0.36%.



(1) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of each Insured Person. The minimum cost of insurance charge in the table assumes a 30 year old male preferred nonsmoker and 30 year old female preferred nonsmoker. The maximum cost of insurance charge in the table assumes a 85 year old male smoker and 85 year old female smoker. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy.
    We calculate a separate cost of insurance charge for any increase in the Face Amount based on each Insured Person's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see "Charges and Deductions" on page [ ]. The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.
   The following table shows our current monthly cost of insurance charges for certain Insured Persons:

Per $1000 Net Amount at Risk   Policy Year 1  Policy Year 10   Policy Year 20
----------------------------   -------------  --------------   --------------
Issue Ages 30, Male
Nonsmoker, Female Nonsmoker       0.00015        0.00491           0.01262
Issue Ages 50, Male
Nonsmoker, Female Nonsmoker       0.00176        0.09615           0.25144
Issue Ages 70, Male
Nonsmoker, Female Nonsmoker       0.04842        1.87106           5.16580


((2) The monthly administrative expense charge is $0.12 per $1,000 of Face
   Amount for the first 7 Policy Years, and $0 thereafter.

(3)The monthly mortality and expense risk charge is 0.06% for the first 14 Policy Years and is currently 0.03%, guaranteed not to exceed 0.04%, thereafter.

We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if in our sole discretion we determine that we will incur a tax from the operation of the Separate Account.

                            OPTIONAL BENEFIT CHARGES

Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below.
 The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page [ ] below:

          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
      Optional Benefit             When Charge is          Amount Deducted
      ----------------             ---Deducted---          ---------------
                                      --------
Individual Insured Term Rider         Monthly          Guaranteed:
 /(1)/                                                 Minimum COI:  $0.05750
                                                        per $1,000
                                                       Maximum COI:  $83.33333
                                                        per $1,000
                                                       Current:
                                                       Minimum COI:  $0.06333
                                                        per $1,000
                                                       Maximum COI:  $33.67500
                                                        per $1,000

Last Survivor Four Year Term          Monthly          Guaranteed:
 Insurance/ (2)/                                       Minimum COI:  $0.00015
                                                        per $1,000
                                                       Maximum COI:  $83.33333
                                                        per $1,000
                                                       Current:
                                                       Minimum COI:  $0.00008
                                                        per $1,000
                                                       Maximum COI:  $11.44609
                                                        per $1,000

"Split" Coverage Option/ (3)/           N/A            N/A


(1) The applicable charge depends on the Insured Person's age, sex, and underwriting class at issue when the Rider is added to your Policy. The minimum cost of insurance charge in the table assumes a 30 year old male preferred nonsmoker and 30 year old female preferred nonsmoker. The maximum cost of insurance charge in the table assumes a 85 year old male smoker and 85 year old female smoker. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2) The applicable charge depends on the Insured Persons' age, sex, and underwriting class at issue. The minimum cost of insurance charge in the table assumes a 30 year old male preferred nonsmoker and 30 year old female preferred nonsmoker. The maximum cost of insurance charge in the table assumes a 85 year old male smoker and 85 year old female smoker. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3) There is no additional cost for this Rider. The "Split" Coverage Option can be added to your Policy at any time as long as neither Insured Person is classified as uninsurable.

THE NEXT TABLE DESCRIBES THE PORTFOLIO FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                           Minimum               Maximum
-------------------------------------------------------------------------------
Total Annual Operating Expenses             0.15%                 1.05%
(without waivers or reimbursements)
-------------------------------------------------------------------------------
Total Annual Operating Expenses
(with contractual waivers and               0.00%                 0.25%
reimbursements)
-------------------------------------------------------------------------------


The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not show the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2003. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart; however, the Total Annual Operating Expenses for those Portfolios fall within the range shown. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Portfolio's prospectus. [This Table and note will be updated by post-effective amendment.]


PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------


APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at our home office. We generally do not issue Policies to insure people who are older than age 85. The minimum Face Amount for a Policy is$250,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. We have described some of the variations from the information appearing in this Prospectus due to individual state requirements in the Statement of Additional Information or in endorsements to the Policy, as appropriate.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to each proposed Insured Person. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature.
 We commence coverage of the Insured Persons under the Policy, on the later of:
(i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.

If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured Persons with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if both insured persons are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy months, and Policy Years.


PREMIUM PAYMENTS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in "Federal Taxes" beginning on page [ ]. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net or Age 100 No Lapse Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the "Safety Net or Age 100 No Lapse Premium" discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net or Age 100 No Lapse Premium amount.


PREMIUM LIMITS. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code.
 Accordingly, we will not accept any Premium, which would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

Paying too much Premium also could cause your Policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contract" at page [ ] below for more information.

SAFETY NET AND AGE 100 NO LAPSE PREMIUM. The Safety Net Premium and Age 100 No Lapse Premium features can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value.
 If the younger Insured Person is age 80 or under at the Issue Date, the specified period is the first ten Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the younger Insured Person's 90th birthday.

In some states, the Safety Net Premium period of ten years is not permitted by law. In these states, the specified period is five years. Please check with your local representative on the Safety Net period approved in your state.

The specified period can be extended until the Policy Anniversary after the younger Insured Person's 100th birthday through the Age 100 No Lapse guarantee, unless you change to Death Benefit Option 2 before then.

Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due.
 For additional discussion of lapse, please see "Lapse and Reinstatement" on page [ ]. Under the Safety Net Premium and Age 100 No Lapse Premium features, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your Policy is still within either or both of the Safety Net or Age 100 No Lapse period and you have met our premium payment test for that period. The Safety Net Premium test requires that the total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Debt, are equal to or greater than the monthly Safety Net Premium amount times the number of months since the Issue Date. The Age 100 No Lapse Premium test requires that the total Premiums paid since the Issue Date, less any partial withdrawals and Policy Debt, at least equals the cumulative amount of the monthly Age 100 No Lapse Premium for the number of Policy Months since the Issue Date. The monthly Age 100 No Lapse Premium Amount will be higher than the monthly Safety Net Premium Amount, because the period of the Age 100 No Lapse guarantee is longer. The Age 100 No Lapse guarantee will become unavailable if you ever choose or have chosen Death Benefit Option 2.

During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium and Age 100 No Lapse Premium amount.

If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium or the Age 100 No Lapse Premium times the number of Policy Months since the Issue Date, the guarantee will end. Once either the Safety Net Premium or the Age 100 No Lapse Premium guarantee terminates, you cannot reinstate it. Once both guarantees terminate, your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see "Lapse and Reinstatement" on page [ ].


MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract," which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Taxes - Modified Endowment Contracts."

Your Policy could be deemed a modified endowment contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from being deemed to be a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy being deemed a modified endowment contract. If, however, you choose to have your Policy deemed a modified endowment contract, we do not refund the Premium.

Your Policy also is deemed a modified endowment contract if you replace a modified endowment contract issued by another insurer with a Policy. Payment of additional Premium in connection with a replacement also could cause your Policy to be deemed a modified endowment contract. For more information, please consult your tax adviser, and see "Replacement of Modified Endowment Contracts" on page [ ] of the SAI.


ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Subaccount(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Subaccount and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.

Usually, we allocate your initial Net Premium to the Subaccounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Subaccounts and the Fixed Account on the date we receive it. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.

In some states, we are required to return at least your Premium if you cancel your Policy during the "free-look" period. In those states, currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Subaccounts you have selected or to the Fixed Account until after the "free-look" period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see "Cancellation and Conversion Rights" on page [ ].


POLICY VALUE
--------------------------------------------------------------------------------


GENERAL. Your Policy Value is the sum of the value of your Accumulation Units in the Subaccounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Subaccounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.

On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Subaccount in the Statement of Additional Information.

We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Subaccounts and the Fixed Account, as described in "Allocation of Premiums" above.


ACCUMULATION UNITS. We determine the number of Accumulation Units in each Subaccount to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Subaccount by that Subaccount's Accumulation Unit Value on the Valuation Date when the allocation occurs.


ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Subaccount varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Subaccount on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Subaccount for the Valuation Period then ended.

The Net Investment Factor for each Subaccount is (1) divided by (2), where:

1) equals (a) the net asset value per share of the Portfolio held in the Subaccount at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Subaccount (no federal income taxes currently are applicable); and

2) is the net asset value per share of the Portfolio held in the Subaccount at the end of the last prior Valuation Period.

Please refer to the Prospectuses for the Portfolios that accompany this Prospectus for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Subaccount and, therefore, your Policy Value. For a more detailed discussion, please see "Policy Value" on page [ ].


POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value.

TRANSFERS
--------------------------------------------------------------------------------


GENERAL. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Subaccounts in writing or by telephone. Currently, there is no minimum transfer amount, except in states where a minimum transfer amount is required by law. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page [ ], although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Subaccount and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit.
 We may waive this limit in the future.

Generally, we only make transfers on days when the NYSE and we are open for business. See "Policy Value" on page [ ]. If we receive your request on a day when the NYSE or we are not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE and we are open.

Special requirements apply to transfers from the Fixed Account. You may transfer a lump sum from the Fixed Account to the Subaccounts only during the 60-day period beginning on the Issue Date and each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.

The maximum amount which may be transferred as a lump sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is:
 (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or
(ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Subaccounts.
 In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.

In addition, you may transfer 100% of the Fixed Account balance in a lump sum to the Subaccount(s) if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.


TRANSFERS AUTHORIZED BY TELEPHONE.  You may make transfers by telephone.
 Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.

At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Subaccounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Subaccount of your choosing to up to eight options, including other Subaccounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer.
 The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions.
 If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of Purchase Payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see "Transfers - General" on page [ ] for a discussion of these restrictions.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Subaccount.
 You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.


PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Subaccount or the Fixed Account or both at a preset level. Over time, the variations in each Subaccount's investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums (unless you specify otherwise), back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments.

You may choose to have rebalances made monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than eight (8) Subaccounts, or seven (7) Subaccounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of the Prospectus.
 Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one period after the Issue Date. Otherwise, your first rebalancing occurs one period after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

Generally, you may change the allocation percentages, frequency or choice of Subaccounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.


EXCESSIVE TRADING LIMITS. This Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market.
 Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices, or make frequent transfers to take advantage of inefficiencies in Portfolio pricing should not purchase this Policy. These transfers can have an adverse impact on management of a Portfolio, increase Portfolio expenses and affect Portfolio performance. If allowed in your state, we reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners in certain circumstances. For example, we may limit transfers if we believe, in our sole discretion:

.. that excessive trading by a Policy Owner, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Subaccount or the share prices of the corresponding Portfolios or would disadvantage other Policy Owners; or

.. we are informed by one or more of the corresponding Portfolios of its intent to restrict the purchase of Portfolio shares because of excessive trading or because they believe that a specific transfer or groups of transfers would have a detrimental effect on the prices of Portfolio shares.

If we limit transfers or refuse a transfer request, we will notify the affected Policy Owner(s) by telephone or by letter. We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners or that may have a detrimental effect on a Portfolio.

INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------


THE SUBACCOUNTS AND THE PORTFOLIOS.
Each of the Subaccounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Subaccount are separate and are credited to or charged against the particular Subaccount without regard to income, gains or losses from any other Subaccount or from any other part of our business. We use the Net Premiums you allocate to a Subaccount to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Subaccounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Subaccounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

We have briefly described the Portfolios below. The Subaccounts investing in certain Portfolios may not be available in all states. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a Prospectus for a Portfolio, contact us and we will send you a copy.


Portfolio               Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
THE ALGER AMERICAN FUND
-------------------------------------------------------------------------------
Growth Portfolio -      Long-t erm capital
 Class O                 appreciation.
-------------------------------------------------------
Income & Growth         Seeks to provide a high level
 Portfolio - Class O     of dividend income. Its       FRED ALGER MANAGEMENT,
                         secondary goal is to provide  INC.
                         capital appreciation.
-------------------------------------------------------
Leveraged Allcap        Long-term capital
 Portfolio - Class O     appreciation.
-------------------------------------------------------
MidCap Growth           Long-term capital
 Portfolio - Class O     appreciation.                 ------------------------
-------------------------------------------------------
Small Capitalization    Long-term capital
 Portfolio - Class O     appreciation.
-------------------------------------------------------
FEDERATED INSURANCE SERIES
-------------------------------------------------------------------------------
Fund for U.S.           Current income
 Government Securities
 II                                                    FEDERATED INVESTMENT
-------------------------------------------------------MANAGEMENT COMPANY
High Income Bond Fund   High current income
 II
-------------------------------------------------------
Capital Income Fund II  High current income and
 (formerly Utility       moderate capital              ------------------------
 Fund II)                appreciation
-------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
-------------------------------------------------------------------------------
Asset Manager           High total return with
 Portfolio - Initial     reduced risk over the long
 Class                   term
-------------------------------------------------------
Contrafund Portfolio -  Long-term capital
 Initial Class           appreciation.
-------------------------------------------------------
Equity-Income           Reasonable income.
 Portfolio - Initial
 Class FIDELITY MANAGEMENT &
-------------------------------------------------------RESEARCH COMPANY Growth
Portfolio - Capital appreciation.
 Initial Class
-------------------------------------------------------
Index 500 Portfolio -   Investment results that
 Initial Class           correspond to the total
                         return of common stocks publicly traded in the United
                         States, as represented by the S&P 500.
-------------------------------------------------------
Money Market Portfolio  As high a level of current
 - Initial Class         income as is consistent with  ------------------------
                         preserving capital and
                         providing liquidity.
-------------------------------------------------------
Overseas Portfolio -    Long-term growth of capital.
 Initial Class
-------------------------------------------------------
JANUS ASPEN SERIES
-------------------------------------------------------------------------------
Mid Cap Growth          Long-term growth of capital.
 Portfolio:
 Institutional Shares
-------------------------------------------------------
Balanced Portfolio:     Long-term capital growth,
 Institutional Shares    consistent with preservation
                         of capital and balanced by
                         current income.
-------------------------------------------------------
Flexible Income         Seeks to maximize total        JANUS CAPITAL
 Portfolio:              return from a combination of  MANAGEMENT, LLC
 Institutional Shares    current income and capital
                         appreciation, with an
                         emphasis on current income.
-------------------------------------------------------
International Value     Long-term growth of capital.
 Portfolio: Service
 Shares (formerly
 Global Value)
-------------------------------------------------------
Growth Portfolio:       Long-term growth of capital
 Institutional Shares    in a manner consistent with
                         the preservation of capital.  ------------------------
-------------------------------------------------------
Worldwide Growth        Long-term growth of capital
 Portfolio:              in a manner consistent with
 Institutional Shares    the preservation of capital.
-------------------------------------------------------
LSA VARIABLE SERIES TRUST                              LSA ASSET MANAGEMENT LLC
                                                       (ADVISER)
-------------------------------------------------------------------------------
Balanced                 Fund Combination of growth of OPCAP ADVISORS capital
                         and investment (SUB-ADVISER) income (growth of capital
                         is the primary objective).
-------------------------------------------------------------------------------
Basic Value Fund        Long-term growth of capital.   AIM CAPITAL MANAGEMENT
                                                       (SUB-ADVISER)
-------------------------------------------------------------------------------
Diversified Mid-Cap     Long-term growth of capital.   FIDELITY MANAGEMENT &
 Fund                                                  RESEARCHCO.
                                                       (SUB-ADVISER)
-------------------------------------------------------------------------------
Emerging Growth Equity  Capital appreciation through   RS INVESTMENT
 Fund                    investing primarily in        MANAGEMENT, LP
                         rapidly growing emerging      (SUB-ADVISER)
                         companies.
-------------------------------------------------------------------------------
Mid Cap Value Fund      Long-term growth of capital.   VAN KAMPEN ASSET
                                                       MANAGEMENT, INC.
                                                       (SUB-ADVISER)
-------------------------------------------------------------------------------
Value Equity Fund       Long-term growth of capital    SALOMON BROTHERS ASSET
                         with current income as a      MANAGEMENT, INC.
                         secondary objective.          (SUB-ADVISER)
-------------------------------------------------------------------------------
MFS VARIABLE INSURANCE
TRUST
-------------------------------------------------------------------------------
Emerging Growth Series  Long-term growth of capital
 - Initial Class
-------------------------------------------------------
Investors Trust Series  Long-term growth of capital
 - Initial Class         with a secondary objective
                           to seek reasonable current
                         income
-------------------------------------------------------
New Discovery Series -  Capital appreciation.          MFS INVESTMENT
 Initial Class                                         MANAGEMENT
-------------------------------------------------------
Research Series -       Long-term growth of capital
 Initial Class           and future income
-------------------------------------------------------
Total Return Series -   Seeks to provide
 Initial Class           above-average income
                         (compared to a portfolio
                         invested entirely inequity
                         securities) consistent with
                         the prudent employment of
                         capital and secondarily to    ------------------------
                         provide a reasonable
                         opportunity for growth of
                         capital and income.
-------------------------------------------------------
OCC ACCUMULATION TRUST                                 OPCAP ADVISERS, LLC
                                                       (ADVISER)
-------------------------------------------------------------------------------
Science And Technology  Capital appreciation.          PIMCO EQUITY ADVISORS
 Portfolio                                             LLC (SUB-ADVISER)
-------------------------------------------------------------------------------
Small Cap Portfolio     Capital appreciation.
-------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
-------------------------------------------------------------------------------
Main Street Small Cap   Capital appreciation.          OPPENHEIMER FUNDS, INC.
 Fund/VA - Service
 Class
-------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
-------------------------------------------------------------------------------
Foreign Bond Portfolio  To maximize total return,
 - Administrative        consistent with preservation
 Shares                  of capital and prudent        PACIFIC INVESTMENT
                         investment management.        MANAGEMENT, INC.
-------------------------------------------------------
Total Return Portfolio  To maximize current income,
 - Administrative        consistent with preservation
 Shares                  of capital and prudent
                         investment management.        ------------------------
-------------------------------------------------------
PUTNAM VARIABLE TRUST
-------------------------------------------------------------------------------
International Growth    Capital growth. Current        PUTNAM INVESTMENT
 and Income Fund -       income is a secondary         MANAGEMENT, INC.
 Class IB                objective.
-------------------------------------------------------------------------------
SCUDDER VARIABLE SERIES I
-------------------------------------------------------------------------------
Balanced                 Portfolio Balance of growth and income, and long-term
                         preservation of capital.
-------------------------------------------------------
Bond Portfolio          High level of income
                         consistent with a high        DEUTSCHE INVESTMENT
                         quality portfolio of debt     MANAGEMENT( AMERICAS)
                         securities.                   INC.
-------------------------------------------------------
Global Discovery        Above average capital
 Portfolio               appreciation over thel
                         ong-term.
-------------------------------------------------------
Growth and Income       Long-term growth of capital,
 Portfolio               current income and growth of
                         income.                       ------------------------
-------------------------------------------------------
International           Long-term growth of capital.
 Portfolio
-------------------------------------------------------
STRONG OPPORTUNITY FUND II, INC.
-------------------------------------------------------------------------------
Opportunity Fund II     Capital growth.                STRONG CAPITAL
                                                       MANAGEMENT, INC.
-------------------------------------------------------------------------------
STRONG VARIABLE INSURANCE FUNDS, INC.
-------------------------------------------------------------------------------
Mid Cap Growth Fund II  Capital growth.                STRONG CAPITAL
                                                       MANAGEMENT, INC.
-------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.
-------------------------------------------------------------------------------
Equity Income           Substantial dividend income
 Portfolio               as well as long-term growth
                         of capital.                   T. ROWE PRICE
-------------------------------------------------------ASSOCIATES, INC.
Mid-Cap Growth          Long-term growth of capital.
 Portfolio
-------------------------------------------------------
New America Growth      Long-term growth of capital    ------------------------
 Portfolio               and income.
-------------------------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.
-------------------------------------------------------------------------------
International Stock     Long-term growth of capital    T. ROWE PRICE
 Portfolio                                             INTERNATIONAL, INC.
-------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
Growth And Income       Long-term growth of capital    VAN KAMPEN ASSET
 Portfolio -Class II     and income.                   MANAGEMENT INC.
-------------------------------------------------------------------------------

or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940 ("1940 Act").

or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940 ("1940 Act").

We also reserve the right to make the following changes in the operation of the Separate Account and the Subaccounts:

.. to operate the Separate Account in any form permitted by law;

.. to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

.. to transfer assets from one Sub-Account to another, or to our general account;

.. to add, combine, or remove Subaccounts in the Separate Account;

.. to assess a charge for taxes attributable to the operations of the Separate
  Account or for other taxes, as described in "Charges and Deductions"; and

.. to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.


THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act.
 Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Lincoln Benefit invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We credit interest to amounts allocated to the Fixed Account at a rate of at least an annual effective rate of 4% per year. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.


DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------


DEATH BENEFITS. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the last surviving Insured Person. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options," we pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit.
 Please see "Optional Insurance Benefits" beginning on page [ ]. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the last surviving Insured Person dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.


DEATH BENEFIT OPTIONS.  You may choose one of two Death Benefit Options:

  Option 1:  the Death Benefit is the greater of:  (a) the Face Amount of the
  ------ -
  Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.

  Option 2:  the Death Benefit is the greater of:  (a) the Face Amount plus the
  ------ -
  Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.

Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current

Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the younger Insured Person. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.

Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Subaccounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

Example of Applicable Corridor Percentage. The corridor percentages are set so
------------------------------------------
as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $800,000 and the Policy Value increased to
 $868,000 and then decreased to $790,000, the changes in Policy Value would have the following effects on the Death Benefit:

                   EXAMPLES                         A             B

Face Amount                                     $2,000,000    $2,000,000
Death Benefit Option                                     1             1
Younger Insured Person's Age                            55            55
Policy Value on Date of Death                   $1,500,000    $1,250,000
Applicable Corridor Percentage                         150%          150%
Death Benefit                                   $2,250,000    $2,000,000



In Example A, the Death Benefit equals $2,250,000, i.e., the greater of
 $2,000,000 (the Face Amount) and $2,250,000 (the Policy Value at the Date of Death of $1,500,000, multiplied by the corridor percentage of 150%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $2,000,000, i.e., the greater of $2,000,000 (the Face Amount) or $1,875,000 (the Policy Value of $1,250,000 multiplied by the corridor percentage of 150%).


CHANGE TO DEATH BENEFIT OPTION. After the Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2.

You may not change the Death Benefit Option under your Policy if afterward the Face Amount remaining in force would be less than $250,000.


CHANGE TO FACE AMOUNT. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.

If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $250,000. A decrease in the Face Amount affects the Safety Net and Age 100 No Lapse Premium.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that each Insured Person is insurable. We do not permit any increase in Face Amount after the younger Insured Person's 85th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months. We may place other limits on the amount of increases.

You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page [ ] of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy's Face Amount may have tax ramifications. For additional information, please see "Federal Taxes" on page [ ].


OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. The Individual Insured Term Rider and "Split Coverage Option" rider can be added to the Policy at any time. The Last Survivor Four Year Term Insurance rider can only be added at issue. In our discretion, we may offer additional riders or stop offering a rider.

Individual Insured Term Rider. This rider provides additional term life
------------------------------
insurance coverage on one of the Insured Persons. A separate rider may be purchased for each Insured Person. This coverage will not, however, extend beyond the first Policy Anniversary after the Insured Person covered by the rider reaches age 99. Until the Insured Person covered by the rider reaches age 75, you may exchange the rider for a new policy. We will not require evidence of insurability to exchange the rider.

Last Survivor Four Year Term Insurance.  This rider pays a specified death
---------------------------------------
benefit on the death of the surviving Insured Person if both the Insured Persons die within the first four Policy years. Thereafter, this rider ends.

"Split" Coverage Option.  If the Insured Persons divorce or certain federal
------------------------
estate tax law changes occur, this rider permits the coverage to be "split" into two individual life insurance policies on the Insured Persons. Currently, only fixed benefit (non-variable) life insurance policies are available for such "splits." Splitting a Policy's coverage could have negative tax consequences, including, but not limited to, the recognition of taxable income in the amount of any gain in the Policy at the time of the split.


POLICY LOANS
--------------------------------------------------------------------------------


GENERAL. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in "Policy Value - Postponement of Payments."

When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. We usually take the transfers from the Subaccounts and the Fixed Account pro rata based upon the balances of each Subaccount and the Fixed Account. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.


LOAN INTEREST. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Subaccounts and the Fixed Account to the Loan Account.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate on standard loans is currently 6.0% per year.


LOAN REPAYMENT. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while an Insured Person is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Subaccounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.

If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled "Lapse and Reinstatement" below, you may subsequently reinstate the Policy by either repayment or reimbursement of any

Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences. Please consult a tax adviser for details.


PRE-EXISTING LOAN. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.

If you transfer a Policy Loan from another insurer as part of Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example

Transferred Policy Value                $190,000
Transferred Policy Loan                 $ 40,000
Surrender Value                         $150,000
20% of Policy Value                     $ 38,000
Preferred Loan                          $ 38,000
Standard Loan                           $  2,000

:


EFFECT ON POLICY VALUE. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Subaccount and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Subaccounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.


SURRENDERS AND WITHDRAWALS
--------------------------------------------------------------------------------


SURRENDERS. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.

Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. We pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.


PARTIAL WITHDRAWAL.  General.  While the Policy is in force after the first
                     --------
Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $250,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.

You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

Effect on Face Amount.  If you have selected Death Benefit Option 1, a partial
----------------------
withdrawal reduces the Face Amount of your Policy as well as the Policy Value.
 We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $250,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the life insurance proceeds payable under the Policy.

Tax Consequences.  The tax consequences of partial withdrawals are discussed in
-----------------
"Federal Taxes" below.


SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

We pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the Settlement Options that we then offer. You may request a Settlement Option by notifying us in writing at the address given on the front cover of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.

The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3.5%. We may pay interest in excess of the guaranteed rate.

We currently offer the five Settlement Options described below:

  Option A - Interest. We hold the proceeds, credit interest to them and pay
  --------------------
  out the funds when the person entitled to them requests.

  Option B - Fixed Payments.  We pay a selected monthly income until the
  --------------------------
  proceeds, and any interest credits, are exhausted.

  Option C - Life Income Guaranteed Period Certain.  We pay the proceeds in a
  -------------------------------------------------
  monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period.

  Option D - Joint and Survivor. We pay the proceeds in a monthly income to two
  ------------------------------
  payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due.

  Option E - Period Certain.  We pay the proceeds in monthly installments for a
  --------------------------
  specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.

In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.

You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the last surviving Insured Person. If at the time of the last surviving Insured Person's death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.


MATURITY
--------------------------------------------------------------------------------

In most states, the Policies have no Maturity Date. Your Policy will continue after the younger Insured Person reaches age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions. In those states, following the younger Insured Person's 100th birthday, we will waive any cost of insurance charge or policy fee. In addition, if the Death Benefit Option you select is Option 2, we automatically change it to Option 1 at age 100. The Death Benefit Option must remain as Option 1 after age 100.

Policies issued in some states, however, are required to mature on the Maturity Date. In those states, if your Policy is in force on the Maturity Date, we pay you the Net Surrender Value in a lump sum or you may apply the Net Surrender Value to a Settlement Option.

LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------


LAPSE AND GRACE PERIOD. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and neither the Safety Net Premium guarantee nor the Age 100 No Lapse Premium guarantee is in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.

At least 30 days before the end of the Grace Period, we send you a notice informing you of the amount to be paid by you before the end of the Grace Period to prevent your Policy from terminating. The amount shown in the notice will be sufficient to cover the Monthly Deduction(s) due and unpaid. You may pay additional Premium if you wish.

The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefits and Optional Insurance Benefits" on page [ ]. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.


REINSTATEMENT. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to
(1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy's lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date.


CANCELLATION AND CONVERSION RIGHTS
--------------------------------------------------------------------------------


FREE-LOOK PERIOD. You may cancel your Policy by returning it to us within ten
(10) days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually reflects the investment experience of the Subaccounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, our current procedure is to allocate any Premium received before the end of the free-look period as described in "Allocation of Premium" above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Subaccounts you have selected until 10 days after the Issue Date or, if your state's free-look period is longer than ten days, for ten days plus the period required by state law. We will allocate Premiums received during that time to the Fixed Account . Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.


CONVERSION. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Subaccounts. We will not require evidence of insurability. We will not charge you to perform this amendment.

The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------


PREMIUM TAX CHARGE AND PREMIUM EXPENSE CHARGE. Before we allocate a Premium to the Policy Value, we subtract the Premium Tax Charge and the Premium Expense Charge.

The Premium Expense Charge equals 3.5% of all Premiums for the first ten policy years, and 1.5% thereafter. Of this charge, 2% of the 3.5% charge in the first ten policy years is intended to help us pay for: (a) actual sales expenses, which include agents' sales commissions and other sales and distribution expenses; and (b) certain Federal taxes and other expenses related to the receipt of Premiums.

The Premium Tax Charge equals 2.5% of all Premiums. We do not vary the Premium Tax Charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. We may impose the Premium Tax Charge in states that do not impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%.


MONTHLY DEDUCTION. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following four items:

1) the Policy Fee;

2) the administrative expense charge;

3) the mortality and expense risk charge;

4) the cost of insurance charge for your Policy; and

5) the cost of additional benefits provided by a rider, if any.

We allocate the mortality and expense risk charge pro rata among the Subaccounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Subaccounts and the Fixed Account, unless you specify otherwise.


POLICY FEE. The monthly policy fee is $7.50 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. For policies issued in those states that do not have a maturity date, the Policy Fee is waived after the younger Insured Person's age 100.


ADMINISTRATIVE EXPENSE CHARGE. The monthly charge is $0.12 for each $1,000 of your Policy's Initial Face Amount and each $1,000 of face amount increase you request. We stop deducting this charge after the seventh Policy Year, even if you have made Face Amount increases during that period. This charge compensates us primarily for administrative expenses, underwriting and other insurance costs.


MORTALITY AND EXPENSE RISK CHARGE. For the first fourteen Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.72% of the net Policy Value allocated to the Subaccounts. Thereafter, we intend to charge an annual rate of 0.36%, and we guarantee that we will not charge more than 0.48%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of the surviving Insured Person, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy.


COST OF INSURANCE CHARGE. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month.
 The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Deduction Day. The cost of insurance rate is individualized depending on each Insured Person's age at issue of the Policy, Policy Year, gender and payment class, thus, the rate differs from year to year.
 The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on Page 5 of your Policy. Please see the following example.

      Example (55 Year Old Preferred Nonsmoking Male, 55 Year Old Preferred
         Nonsmoking Female):

Face Amount                                       $2,000,000
Death Benefit Option                                       1
Policy Value on the Prior Monthly Deduction Day   $1,250,000
Younger Insured Person's Attained Age                     55
Corridor Percentage                                      150%
Death Benefit                                     $2,000,000


On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $2,000,000, because the Face Amount ( $2,000,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($1,250,000 x
 150% = $1,875,000). Since the Policy Value on that date is $1,250,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $743,474 (( $2,000,000/ 1.0032737) - $1,250,000).

Assume that the Policy Value in the above example was $1,500,000. The Death Benefit would then be $2,250,000 (150% x $1,500,000), since this is greater than the Face Amount ( $2,000,000). The cost of insurance rates in this case would be applied to the net amount at risk of $742,658 (($2,250,000/1.0032737) -
$1,500,000).

The Policy Value may vary monthly, based on the investment performance of the Subaccounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction.
 Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decrease in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy's death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See "Policy Value" on page [ ].
 Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the each Insured Person's age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of each Insured Person, and on the Face Amount. However, we issue unisex policies in Montana and in connection with Qualified Plans.
 Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Smoker and Non-Smoker Mortality Table based on each Insured Person's sex and age last birthday. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.

If we ever charge you a cost of insurance rate during the first fourteen Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.

In those states that do not have a Maturity Date, beginning on the Policy Anniversary following the younger Insured Person's 100th birthday, we waive all cost of insurance charges and monthly policy fees.


RIDER CHARGES. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page [ ] of this Prospectus. For a description of the optional riders, see "Optional Insurance Benefits" beginning on page [ ].


SEPARATE ACCOUNT INCOME TAXES. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.


PORTFOLIO CHARGES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Subaccounts to which you allocate your Policy Value. The third table in "Fee Tables" above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.

We receive compensation from the investment advisers or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Subaccounts.


SURRENDER CHARGE. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge. When we issue your Policy, we determine the initial
-------------------------
surrender charge. The initial surrender charge depends on the Face Amount of your Policy and the Insured Persons' ages at issue, sex and statuses as a smoker or non-smoker. For example, if the Insured Persons are age 55 when your Policy is issued, and the Face Amount is $2,000,000, the applicable initial surrender charges are as follows:

Male Non-Smoker,
Female Non-Smoker            $27,486
Male Smoker, Female
Smoker                       $48,224
Unisex Nonsmokers            $30,708
Unisex Smokers               $54,564


The rates for each category are greater or lesser according to the age of the Insured Persons when your Policy is issued. Assuming the Policy has $2,000,000

Face Amount at issue, and the Insured Persons at issue are both age 85, the maximum rates are as follows:

Male Non-Smoker, Female
Non-Smoker                        $79,850.50
Male Smoker, Female Smoker        $   82,280
Unisex Nonsmokers                 $   82,280
Unisex Smokers                    $   82,280


The maximum initial surrender charge will never be greater than $60.00 per thousand of Face Amount coverage.

If you surrender your Policy after fourteen Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the younger Insured Person's age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the younger Insured Person were 55 years old when your Policy was issued:

                                           YOUNGER INSURED
              POLICY YEAR                   PERSON AGE 55
              -----------                  ---------------
                   1                             100%
                   2                             100%
                   3                             100%
                   4                             100%
                   5                             100%
                   6                             100%
                   7                             100%
                   8                              80%
                   9                              60%
                  10                              50%
                  11                              40%
                  12                              30%
                  13                              20%
                  14                              10%
                  15                               0%


Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal [ $10,098 ($20,196 X 50%)]. A different surrender charge percentage rate might apply if the younger Insured Person is older than 55when the Policy is issued.

Surrender Charge on Increases in Initial Face Amount.  If you increase the
-----------------------------------------------------
Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured Persons' ages and smoking statuses at the time of the increase, rather than at the time your Policy was issued.

The surrender charge on the increase also decreases over a fourteen Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured Persons' ages at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

If you decrease the Face Amount, the applicable surrender charge remains the same.

We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent.
 In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.

We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.


TRANSFER FEE. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Subaccount(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

We will deduct the transfer fee from the Policy Value that remains in the Subaccount(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------


BENEFICIARIES. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.

Different rules may apply if your Policy was issued in connection with a Qualified Plan.


ASSIGNMENT. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.


DIVIDENDS. We do not pay any dividend under the Policies.


ABOUT US
--------------------------------------------------------------------------------


LINCOLN BENEFIT LIFE COMPANY. Lincoln Benefit Life Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group. Our offices are located at 2940 South 84th Street, Lincoln, Nebraska 68506-4142, however, our mailing address is P.O. Box 82532, Lincoln, Nebraska 68501-2532. Please see also "General Information and History" of the SAI.


LINCOLN BENEFIT'S RATING. Lincoln Benefit is highly rated by independent agencies, including A.M. Best, Moody's and Standard & Poor's. These ratings apply to Lincoln Benefit's ability to meet its obligations under the Policy.
 These ratings are based on our reinsurance agreement with Allstate Life Insurance Company, and reflect financial soundness and strong operating performance. The ratings are not intended to reflect the financial strength or investment experience of the Separate Account. We may from time to time advertise these ratings in our sales literature.


THE SEPARATE ACCOUNT. Lincoln Benefit Life Variable Life Account is a segregated asset account of Lincoln Benefit. Lincoln Benefit owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Lincoln Benefit other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Lincoln Benefit's other assets. Lincoln Benefit is obligated to pay all amounts promised to Policy Owners under the Policies.

The Separate Account is divided into Subaccounts. The assets of each Subaccount are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Subaccounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

FEDERAL TAXES
--------------------------------------------------------------------------------


INTRODUCTION. The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance Policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax adviser familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax adviser.


TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT. Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The Separate Account is not an entity separate from Lincoln Benefit and its operations form a part of Lincoln Benefit. Therefore, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Policies. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.


TAXATION OF POLICY BENEFITS. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is excluded from the beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the last surviving Insured Person's death), which will be includable in the Beneficiary's income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide most of the tax advantages normally provided by life insurance. Lincoln

Benefit has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your policy is not treated as a Modified Endowment Contract, policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see "Federal Taxes - Modified Endowment Contracts" on page [ ].

If you are Owner and the last surviving Insured Person under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the last surviving Insured Person is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the last surviving Insured Person's gross estate. Examples of incidents of ownership include the right to:

.. change beneficiaries,

.. assign the Policy,

.. revoke an assignment,

.. pledge the Policy, or

.. obtain a Policy loan.

If you are Owner and the last surviving Insured Person under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

In states where required, at the Maturity Date we pay the Net Surrender Value to you. Generally, the excess of the Net Surrender Value over your investment in the Policy will be includible in your taxable income at that time.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.


MODIFIED ENDOWMENT CONTRACTS. A life insurance policy is treated as a "modified endowment contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of
Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A. We will not accept any Premiums that cause the Policy to become a modified endowment contract unless we receive from you a written acknowledgment that the Policy will become a modified endowment contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a modified endowment contract will not cause the new policy to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a modified endowment contract for a new life insurance policy will always cause the new policy to be a modified endowment contract.

If a Policy is classified as a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in contract value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest) from a modified endowment contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a modified endowment contract before the last surviving Insured Person's death are treated as taxable income first, then as recovery of investment in the contract. The taxable portion of any distribution from a modified endowment contract is subject to an additional 10% penalty tax, except as follows:

.. distributions made on or after the date on which the taxpayer attains age 59
  1/2;

.. distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

.. any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All modified endowment contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any distributions.

Generally, Lincoln Benefit Life Company is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.


DIVERSIFICATION REQUIREMENTS. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract.
 Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Policy Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings to which the Separate Account is a party. Lincoln Benefit and its subsidiaries are engaged in routine lawsuits, which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Separate Account.


LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Nebraska law, have been passed upon by William F. Emmons, Vice President, Assistant General Counsel, and Assistant Secretary of Lincoln Benefit. The Washington, D.C. law firm of Jorden Burt, LLP has advised Lincoln Benefit about certain legal federal securities law matters in connection with the Policies.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Separate Account as of December 31, 2002 and for each of the periods in the two years then ended, the financial statements of Lincoln Benefit as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the related financial statement schedule of Lincoln Benefit and the accompanying Independent Auditors' Reports appear in the Statement of Additional Information.

ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES
--------------------------------------------------------------------------------

The following tables illustrate how the Policy Values, Net Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolios. The tables show how the Policy Values, Net Surrender Values and Death Benefits issued to Insured Persons of a given age and underwriting risk classification who pays the specified annual Premium would vary over time if the investment return on the assets held in the underlying Portfolio(s) was a uniform, gross, after-tax annual rate of 0%, 6% or 12%. The tables on page A-2 illustrate a Policy issued to a male, age 40, $2,000,000 Face Amount, under a preferred nonsmoker risk classification and Death Benefit Option 1.

The illustrations assume an annual payment of $50,000 for five years. The Safety Net Premium (see Safety Net Premium, page [10]) for the illustrated Policy is $4,016.04. Payment of the Safety Net Premium or more each year would guarantee Death Benefit coverage for twenty years, regardless of investment performance, assuming no loans or withdrawals are taken. The Agf 100 No Lapse Premim (see page __) is ____. Payment of the Age 100 No Lapse Premium guarantees the Death Benefit coverage until the Policy Anniversary following the younger Insured Person's 100th birthday - assuming no loans or withdrawals are taken.

The illustration on page A-2 assumes current charges and cost of insurance rates, while the illustration on page A-3 assumes maximum guaranteed charges and cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown for the Death Benefit, Policy Value and Net Surrender Value reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return on the assets held in the Portfolios and charges levied against the Subaccounts. The values shown take into account the average daily investment advisory fees paid by the Portfolios, which is equivalent to an average annual rate of 0.73% of the average daily net assets of the Funds, and the average of other daily Portfolio expenses, which is equivalent to an average annual rate of 1.50% of the average daily net assets of the Portfolios.
 Portfolio fees and expenses used in the illustrations do not reflect any fee waivers or expense reimbursement arrangements of the Portfolios which are terminable by the Portfolios and/or their investment advisers as described in the Prospectus under Fee Table. Also reflected is our monthly charge to the Policy Value for assuming mortality and expense risks. The charge for the first fourteen Policy Years is an annual rate of 0.72% of the average net assets of the Subaccounts, and thereafter, the annual rate currently is 0.36% of average net assets. The illustrations also reflect the deduction from Premiums for a premium tax charge of 2.5% of each Premium, a premium expense charge of 3.5% of each Premium paid in the first ten Policy Years and 1.5% of each Premium thereafter, the monthly policy fee, and the monthly administrative expense fee. The monthly administrative expense fee is $0.12 per thousand dollars of Face Amount for the first seven Policy Years, and $0 thereafter. The amount of the administrative expense fee will vary with Policy Face Amount. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12%, "Assuming Current Costs" correspond to approximate net annual rates of -2.23%, 3.77%, and 9.77%, respectively. The illustrated gross annual investment rates of return of 0%, 6%, and 12%, "Assuming Guaranteed Costs" correspond to approximate net annual rates of return of -2.23%, 3.77%, and 9.77%, respectively.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values, and Net Surrender Values illustrated (see "Federal Tax Matters," page [].)

The tables illustrate the Policy Values, Net Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all net Premiums are allocated to the Separate Account, and if no Policy loans are taken. The tables also assume that you have not requested an increase or decrease in the face amount of the Policy and that no partial surrenders or transfers have been made.

Upon request, we will provide a comparable illustration based upon the proposed Insured's actual age, sex and underwriting classification, the Face Amount, Death Benefit option, the proposed amount and frequency of Premiums paid and any available riders requested. [The numbers in the chart and disclosure will be updated by post-effective amendment.]

                          LINCOLN BENEFIT LIFE COMPANY

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS

   Male Issue Age  55     Female Issue Age 55
Face Amount $2,000,000    Preferred Nonsmoker Class
$50,000 for five years     Death Benefit Option:  1


                 CURRENT COST OF INSURANCE RATES
                          DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
  POLICY YEAR        0% GROSS         6% GROSS        12% GROSS
                    -2.23% NET       3.77% NET        9.77% NET
       1              120,000         120,000           120,000
       2              120,000         120,000           120,000
       3              120,000         120,000           120,000
       4              120,000         120,000           120,000
       5              120,000         120,000           120,000
       6              120,000         120,000           120,000
       7              120,000         120,000           120,000
       8              120,000         120,000           120,000
       9              120,000         120,000           120,000
       10             120,000         120,000           120,000
       15             120,000         120,000           120,000
  20 (Age 65)         120,000         120,000           120,000
  30 (Age 75)         120,000         120,000           120,000
  40 (Age 85)              **         133,246           730,681
  55 (Age 100)             **         246,558         2,694,803




                 POLICY VALUE                                     SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS AND                   ASSUMING HYPOTHETICAL GROSS AND
        NET ANNUAL INVESTMENT RETURN OF                   NET ANNUAL INVESTMENT RETURN OF
 POLICY YEAR    0% GROSS   6% GROSS   12% GROSS    POLICY YEAR     0% GROSS   6% GROSS   12% GROSS
               -2.23% NET  3.77% NET  9.77% NET                   -2.23% NET  3.77% NET  9.77% NET
      1           1,521       1,630       1,739         1                -           -           -
      2           3,099       3,415       3,745         2                -         164         494
      3           4,613       5,237       5,915         3            1,428       2,053       2,730
      4           6,062       7,095       8,262         4            3,008       4,042       5,208
      5           7,443       8,986      10,799         5            4,620       6,163       7,976
      6           8,825      10,979      13,614         6            6,231       8,385      11,021
      7          10,167      13,036      16,691         7            7,803      10,672      14,327
      8          11,382      15,073      19,969         8            9,281      12,972      17,867
      9          12,568      17,183      23,562         9           10,730      15,344      21,723
     10          13,721      19,365      27,496        10           12,145      17,789      25,920
     15          19,321      31,842      54,081        15           19,321      31,842      54,081
 20 (Age 65)     23,155      46,117      96,934    20 (Age 65)      23,155      46,117      96,934
 30 (Age 75)     20,404      79,349     271,471    30 (Age 75)      20,404      79,349     271,471
 40 (Age 85)         **     126,901     695,886    40 (Age 85)          **     126,901     695,886
55 (Age 100)         **     244,117   2,668,122   55 (Age 100)          **     244,177   2,668,122



Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts. Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return shown above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy

   Years. No representation can be made by Lincoln Benefit or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

                          LINCOLN BENEFIT LIFE COMPANY

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS


               Male Issue Age  40
Face Amount $2,000,000    Preferred Nonsmoker Class
$50,000 for five years     Death Benefit Option:  1


               GUARANTEED COST OF INSURANCE RATES
                          DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
  POLICY YEAR        0% GROSS         6% GROSS        12% GROSS
                    -2.23% NET       3.77% NET        9.77% NET
       1              120,000         120,000           120,000
       2              120,000         120,000           120,000
       3              120,000         120,000           120,000
       4              120,000         120,000           120,000
       5              120,000         120,000           120,000
       6              120,000         120,000           120,000
       7              120,000         120,000           120,000
       8              120,000         120,000           120,000
       9              120,000         120,000           120,000
       10             120,000         120,000           120,000
       15             120,000         120,000           120,000
  20 (Age 65)         120,000         120,000           120,000
  30 (Age 75)              **         120,000           237,859
  40 (Age 85)              **              **           592,980
  55 (Age 100)             **              **         2,114,382




                 POLICY VALUE                                     SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS AND                   ASSUMING HYPOTHETICAL GROSS AND
        NET ANNUAL INVESTMENT RETURN OF                   NET ANNUAL INVESTMENT RETURN OF
 POLICY YEAR    0% GROSS   6% GROSS   12% GROSS    POLICY YEAR     0% GROSS   6% GROSS   12% GROSS
               -2.23% NET  3.77% NET  9.77% NET                   -2.23% NET  3.77% NET  9.77% NET
      1           1,436      1,542        1,649         1                -          -            -
      2           2,882      3,186        3,504         2                -          -          253
      3           4,259      4,854        5,500         3            1,074      1,669        2,315
      4           5,566      6,543        7,649         4            2,513      3,490        4,595
      5           6,803      8,254        9,964         5            3,980      5,431        7,140
      6           7,967      9,982       12,456         6            5,373      7,389        9,862
      7           9,053     11,724       15,140         7            6,689      9,360       12,776
      8          10,056     13,472       18,027         8            7,955     11,371       15,926
      9          10,972     15,222       21,135         9            9,133     13,383       19,296
     10          11,795     16,967       24,480        10           10,219     15,391       22,904
     15          14,419     25,559       45,855        15           14,419     25,559       45,855
 20 (Age 65)     13,845     33,571       79,776   (20 (Age 65)      13,845     33,571       79,776
 30 (Age 75)         **     38,044      222,298    30 (Age 75)          **     38,044      222,298
 40 (Age 85)         **         **      564,743    40 (Age 85)          **         **      564,743
55 (Age 100)         **         **    2,093,447   55 (Age 100)          **         **    2,093,447

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts.

Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return shown above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Lincoln Benefit or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

                       WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-865-5237 to ask us questions, request information about the Policy, and obtain copies of the Statement of Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.

We have filed a Statement of Additional Information with the Securities and Exchange Commission ("SEC"). The current Statement of Additional Information is dated __________, 2003. The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above, You should read the Statement of Additional Information because you are bound by the terms contained in it.

We file reports and other information with the Securities and Exchange Commission. You may read and copy any document we file with the SEC, including the Statement of Information at the SEC's public reference room in Washington, DC 20549-6009. Please call the SEC at 1-800-942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's web site at http:// www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549-0102.

                          LINCOLN BENEFIT LIFE COMPANY

                               FILE NO. 811-09154


GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

AGE - The Insured Person's age at his or her last birthday.

AGE 100 NO LAPSE PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period and continues until the Policy Anniversary following the younger Insured Person's 100th birthday if your total Premiums paid since the Issue Date, less any partial withdrawals and Policy Debt, are at least as great as the monthly Age 100 No Lapse Premium amount times the number of months since the Issue Date.

BENEFICIARY(IES) - The person(s) named by you to receive the Death Benefit under the Policy.

DEATH BENEFIT - The amount payable to the Beneficiary under the Policy upon the death of the Insured Person who dies last, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT - The portion of the Policy Value allocated to our general account.

GRACE PERIOD - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED PERSONS - The persons whose lives are insured under the Policy.

ISSUE DATE - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.

LOAN ACCOUNT - An account established for amounts transferred from the Subaccounts and the Fixed Account as security for outstanding Policy loans.

MATURITY DATE - In states where the Policy has a Maturity Date, it is the Policy Anniversary following the younger Insured Person's 100th birthday. In most states, the Policy does not have a Maturity Date.

MONTHLY AUTOMATIC PAYMENT - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

MONTHLY DEDUCTION - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.

MONTHLY DEDUCTION DAY - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.

NET DEATH BENEFIT - The Death Benefit, less any Policy Debt.

NET INVESTMENT FACTOR - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

NET POLICY VALUE - The Policy Value, less any Policy Debt.

NET PREMIUM - The Premium less the Premium Tax Charge and the Premium Expense Charge.

NET SURRENDER VALUE - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium or the Age 100 No Lapse Premium feature is in effect.

POLICY ANNIVERSARY - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY DEBT - The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU" "YOUR") - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be one of the Insureds. If the application does not provide otherwise, the younger Insured Person will be the Policy Owner. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY VALUE - The sum of the values of your interests in the Subaccounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

POLICY YEAR - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S) - The underlying mutual funds in which the Subaccounts invest. Each
 Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM - Amounts paid to us as premium for the Policy by you or on your behalf.

QUALIFIED PLAN - A pension or profit-sharing plan established by a corporation, partnership, sole proprietor or other eligible organization that is qualified for favorable tax treatment under Section 401(a) or 403(b) of the Tax Code.

SAI - Statement of Additional Information, which is available upon request.

SAFETY NET PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and Policy Debt, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.

SEPARATE ACCOUNT - The Lincoln Benefit Life Variable Life Account, which is a segregated investment account of Lincoln Benefit.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The Policy Value less any applicable surrender charges.

TAX CODE, CODE- The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange is open for business.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Subaccounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

WE, US, OUR - Our company, Lincoln Benefit Life

Company, sometimes referred to as "Lincoln Benefit."

YOU, YOUR - The person having the rights and privileges of ownership in the Policy.

                       WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-865-5237 to ask us questions, request information about the Policy, and obtain copies of the Statement of Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.

We have filed a Statement of Additional Information with the Securities and Exchange Commission ("SEC"). The current Statement of Additional Information is dated __________, 2003. The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above, You should read the Statement of Additional Information because you are bound by the terms contained in it.

We file reports and other information with the Securities and Exchange Commission. You may read and copy any document we file with the SEC, including the Statement of Information at the SEC's public reference room in Washington, DC 20549-6009. Please call the SEC at 1-800-942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's web site at http:// www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549-0102.

                          LINCOLN BENEFIT LIFE COMPANY

                               FILE NO. 811-09154

                       STATEMENT OF ADDITIONAL INFORMATION
                  CONSULTANT SL FLEXIBLE PREMIUM LAST SURVIVOR
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES



            DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1, 2003


                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

                     DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY


      This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5237 or writing to us at the address immediately below.
   The defined terms used in this Statement of Additional Information are as defined in the Prospectus.


                          Lincoln Benefit Life Company
                                 P.O. Box 82532
                          Lincoln, Nebraska 68501-2532

              The Date of this Statement of Additional Information
                  and of the related Prospectus is May 1, 2003

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY................................................
     Description of Lincoln Benefit Life Company...............................
     State Regulation of Lincoln Benefit.......................................
     Lincoln Benefit Life Variable Life Account................................
EXPERTS........................................................................
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY.................
     Replacement of Modified Endowment Contracts...............................
     Computation of Policy Value...............................................
     Transfers Authorized by Telephone.........................................
GENERAL POLICY PROVISIONS......................................................
     Statements to Policy Owners...............................................
     Limit on Right to Contest.................................................
     Suicide...................................................................
     Misstatements as to Age and Sex...........................................
ADDITIONAL INFORMATION ABOUT CHARGES...........................................
DISTRIBUTOR....................................................................
DISTRIBUTION OF THE POLICY.....................................................
PERFORMANCE INFORMATION........................................................
FINANCIAL STATEMENTS...........................................................

                         GENERAL INFORMATION AND HISTORY

Description Of Lincoln Benefit Life Company. Lincoln Benefit Life Company is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 2940 South 84th Street, Lincoln, Nebraska 68506-4142. We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York.

         Lincoln Benefit is a wholly-owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly-owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All outstanding capital stock of Allstate is owned by the Allstate Corporation.

         Except as discussed below for variable contracts, under our reinsurance agreements with Allstate Life, substantially all contract related assets and liabilities are transferred to Allstate Life. Through these reinsurance agreements, substantially all of the assets backing our reinsured liabilities are owned by Allstate Life. Allstate Life's commitments under the reinsurance agreements support our general account obligations and related assets are invested and managed by Allstate Life. Accordingly, except as discussed below for variable contracts, the results of operations with respect to applications received and contracts issued by Lincoln Benefit are not directly reflected in our consolidated financial statements. The amounts reflected in our consolidated financial statements directly relate only to the investment of those assets of Lincoln Benefit that are not transferred to Allstate Life under the reinsurance agreements. While the reinsurance agreements provide us with financial backing from Allstate Life, they do not create a direct contractual relationship between Allstate Life and you.

         Under Lincoln Benefit's reinsurance agreements with Allstate Life, Lincoln Benefit reinsures all reserve liabilities with Allstate Life except for those relating to variable contracts (including the Policies). Lincoln Benefit's variable contract assets and liabilities (other than those arising out of fixed interest benefits such as the Fixed Account) are held in legally-segregated unitized Separate Accounts and are retained by Lincoln Benefit. However, Lincoln Benefit's economic risks and returns related to such variable contracts are transferred to Allstate Life.

         Lincoln Benefit is highly rated by independent agencies, including A.M. Best, Moody's and Standard & Poor's. These ratings are based on our reinsurance agreement with Allstate Life, and reflect financial soundness and strong operating performance. The ratings are not intended to reflect the financial strength or investment experience of the Separate Account. We may from time to time advertise these ratings in our sales literature.

State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. We also are examined periodically by the National Association of Insurance Commissioners. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

Lincoln Benefit Life Variable Life Account. Lincoln Benefit Life Variable Life Account was originally established in 1990, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.


                                     EXPERTS

         The consolidated financial statements of Lincoln Benefit as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the related financial statement schedule that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is, Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601.


         The financial statements of the Separate Account as of December 31, 2002, and for the fiscal year then ended and the statement of changes in net assets of the Separate Account for each of the two fiscal years in the period ended December 31, 2002, that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

         Actuarial matters included in the prospectus and this Statement of Additional Information, including the hypothetical Policy illustrations included herein, have been approved by Dean Way, Actuary of Lincoln Benefit, and are included in reliance upon his opinion as to their reasonableness.


         ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

          (1) The total value of your Accumulation Units in the Subaccount; plus

          (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

          (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

          (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

          (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

          (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

     On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

          (1) Any Net Premium allocated to it, plus

          (2) Any Policy Value transferred to it from the Subaccounts; plus

          (3) Interest credited to it; minus

          (4) Any Policy Value transferred out of it; minus

          (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

          (6) The  portion  of any  Monthly  Deduction  allocated  to the  Fixed
          Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

         The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and we are open for business, at that day's price.


                            GENERAL POLICY PROVISIONS

Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

         In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured Persons are alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured Persons are alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured Persons are alive.

Suicide. If either Insured Person commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount either Insured Person commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.

Misstatement as to Age and Sex. If the age or sex of either Insured Person is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.


                      ADDITIONAL INFORMATION ABOUT CHARGES

         We do not assess a surrender charge on surrenders under Policies issued to employees of Lincoln Benefit or its affiliates Surety Life Insurance Company and Allstate Financial Services, L.L.C., or to their spouses or minor children if these individuals reside in the State of Nebraska.


                                   DISTRIBUTOR

         ALFS, Inc. ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ALFS, an affiliate of Lincoln Benefit, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

         Lincoln Benefit does not pay ALFS a commission for distribution of the Policies. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.

                                                           1999                2001               2002
     Commission paid to ALFS that were paid to              0                   0                  0
     other broker-dealers and registered
     representatives

     Commission kept by ALFS                                0                   0                  0

     Other fees paid to ALFS for distribution               0                   0                  0
     services



                           DISTRIBUTION OF THE POLICY

         Lincoln Benefit offers the Policies on a continuous basis. The Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives who sell the Policy will be paid a maximum sales commission of approximately 90% of all Premiums up to a certain amount plus 2.75% of any additional Premiums in the first ten years. Registered representatives also may be eligible for a trail commission of 0.25% of Policy Value on Policies that have been in force for at least five years. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.





                             PERFORMANCE INFORMATION


From time to time we may advertise the performance of the Subaccounts as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

The following reflects the performance of the Subaccounts, including deductions for management and other expenses of the Subaccounts. A Variable Subaccount's total return represents the average annual total return of that Subaccount over a particular period The performance reflects the deduction at the Separate Account and Policy level of administrative fees and charges and mortality and expense risk charges. When factoring in the annual policy fee, we pro rate the charge by dividing (i) the annual policy fee by (ii) the average account size of $10,000. We then multiply the resulting percentage by a hypothetical $1,000 investment. The performance does not reflect deductions for cost of insurance, premium taxes, or other charges that may be incurred under a Policy. If the performance included such charges, the returns shown would be significantly lower.

The total rate of return (T) is computed so that it satisfies the formula:

                         P(1+T) n = ERV

    where:

  P      =   a hypothetical initial payment of $1,000.00
  T      =   average annual total return
  n      =   number of years
ERV = ending redeemable value of a hypothetical $1,000.00 payment made at the beginning of the one, five, or ten-year period as of the end of the period (or fractional portion thereof).


                                            Inception Date (1)   1 Year       3 Year       5 Year        Since
Subaccount                                                       Annual       Annual       Annual        Inception
                                                                 Average      Average      Average

Alger American Growth Portfolio
- Class O
Alger American Income & Growth Portfolio
Alger American Leveraged AllCap Portfolio
- Class O
Alger American MidCap Growth Portfolio
- Class O
Alger American Small Capitalization
Portfolio - Class O
Federated Fund for U.S. Government
Securities II
Federated High Income Bond Fund II
Federated Capital Income Fund II
Fidelity VIP Asset Manager Portfolio
- Initial Class
Fidelity VIP Contrafund Portfolio
- Initial Class
Fidelity VIP Equity-Income Portfolio
- Initial Class
Fidelity VIP Growth Portfolio
- Initial Class
Fidelity VIP Index 500 Portfolio -
Initial Class
Fidelity VIP Money Market Portfolio -
Initial Class
Fidelity VIP Overseas Portfolio
- Initial Class
Janus Aspen Series Aggressive Growth
Portfolio: Institutional Shares
Janus Aspen Series Balanced Portfolio:
Institutional Shares
Janus Aspen Series Flexible Income
Portfolio: Institutional Shares
Janus Aspen Series International Value
Portfolio: Service  Shares
Janus Aspen Series Growth Portfolio:
Institutional Shares
Janus Aspen Series Worldwide Growth
Portfolio: Institutional Shares
LSA Balanced Fund
LSA Basic Value Fund
LSA Diversified Mid-Cap Fund
LSA Emerging Growth Equity Fund
LSA Mid Cap Value Fund
LSA Value Equity Fund
MFS Emerging Growth Series
- Initial Class
MFS Investors Trust Series
- Initial Class
MFS New Discovery Series
- Initial Class
MFS Research Series
- Initial Class
MFS Total Return Series
- Initial Class
OCC Science & Technology Portfolio
OCC Small Cap Portfolio
Oppenheimer Main Street Small Cap Fund
- Service Class
PIMCO Foreign Bond Portfolio
- Administrative Shares
PIMCO Total Return Portfolio
- Administrative Shares
Putnam VT International Growth
& Income Fund - Class IB
Scudder SVSI Balanced Portfolio
Scudder SVSI Bond Portfolio
Scudder SVSI Global Discovery Portfolio
Scudder SVSI Growth and Income Portfolio
Scudder SVSI International Portfolio
Strong Mid Cap Growth Fund II
Strong Opportunity Fund II
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth
Portfolio
T. Rowe Price International Stock
Portfolio
Van Kampen LIT Growth and Income
Portfolio - Class II

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. We first began offering the Policy on July 19, 1999. The performance of a Subaccount before we began to offer the Policy is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the Inception Date of the Portfolio.

(1) The total return of these Portfolios reflects that the investment adviser waived allor a part of its fee or reimbursed the Portfolio for a portion of its expenses. Without these arrangements, total returns would have been less.


The following shows how the performance of the Subaccounts could affect the Policy value. The returns show how the Policy would have performed to date, given the following assumptions: The Policy was issued to a 55 year old male, standard nonsmoker and 55 year old female, standard nonsmoker. The Policy was issued with Death Benefit Option One with a [$------]$2,000,000 face amount, based upon planned annual premiums of $[-----]$50,000 per year for 5 years. All of the premiums were allocated to one of the 50 Subaccounts. Thus, there are 50 possible outcomes. The returns show the hypothetical Net Surrender Value (the amount available if the Policy is surrendered for cash), the hypothetical Policy Value and the Internal Rate of Return for each Subaccount. The Internal Rate of Return is the annual effective interest rate that would accumulate the premiums paid to the Policy Value shown. This performance data is based on the actual performance of the Subaccounts, since the introduction of the Policy, and are adjusted to reflect all deductions for policy charges, including current Cost of Insurance rates, which vary depending on the sex, issue age, Policy year, and premium rating class of each Insured Person under the Policy.

Subaccount                                  Net Surrender Value     Policy Value         Internal Rate of Return

Alger American Growth Portfolio
- Class O
Alger American Income & Growth Portfolio
- Class O
Alger American Leveraged AllCap Portfolio
- Class O
Alger American MidCap Growth Portfolio
- Class O
Alger American Small Capitalization
Portfolio - Class O
Federated Fund for U.S. Government
Securities II
Federated High Income Bond Fund II
Federated Capital Income Fund II
Fidelity VIP Asset Manager Portfolio -
Initial Class
Fidelity VIP Contrafund Portfolio -
Initial Class
Fidelity VIP Equity-Income Portfolio -
Initial Class
Fidelity VIP Growth Portfolio - Initial
Class
Fidelity VIP Index 500 Portfolio -
Initial Class
Fidelity VIP Money Market Portfolio -
Initial Class
Fidelity VIP Overseas Portfolio
- Initial Class
Janus Aspen Series Aggressive Growth
Portfolio: Institutional Shares
Janus Aspen Series Balanced Portfolio:
Institutional Shares
Janus Aspen Series Flexible Income
Portfolio: Institutional Shares
Janus Aspen Series International Value
Portfolio: Service Shares
Janus Aspen Series Growth Portfolio:
Institutional Shares
Janus Aspen Series Worldwide Growth
Portfolio: Institutional Shares
LSA Balanced Fund
LSA Basic Value Fund
LSA Diversified Mid-Cap Fund
LSA Emerging Growth Equity Fund
LSA Mid Cap Value Fund
LSA Value Equity Fund
MFS Emerging Growth Series
- Initial Class
MFS Investors Trust Series
- Initial Class
MFS New Discovery Series
- Initial Class
MFS Research Series - Initial Class
MFS Total Return Series - Initial Class
OCC Science & Technology Portfolio
OCC Small Cap Portfolio
Oppenheimer Main Street Small Cap Fund -
Service Class
PIMCO Foreign Bond Portfolio -
Administrative Shares
PIMCO Total Return Portfolio -
Administrative Shares
Putnam VT International Growth & Income
Fund - Class IB
Scudder SVSI Balanced Portfolio
Scudder SVSI Bond Portfolio
Scudder SVSI Global Discovery Portfolio
Scudder SVSI Growth and Income Portfolio
Scudder SVSI International Portfolio
Strong Mid Cap Growth Fund II
Strong Opportunity Fund II
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price International Stock
Portfolio
Van Kampen LIT Growth and Income
Portfolio - Class II




                              FINANCIAL STATEMENTS

     The financial statements of the Separate Account as of December 31, 2002, and for the fiscal year then ended, the statement of changes in net assets of the Separate Account for each of the two fiscal years in the period ended December 31, 2002, the financial statements of Lincoln Benefit as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the related financial statement schedule of Lincoln Benefit and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and schedule of Lincoln Benefit included herein should be considered only as bearing upon the ability of Lincoln Benefit to meet its obligations under the Policies.

                     [To be filed Post-Effective Amendment].

PART C
OTHER INFORMATION

Item 27.
EXHIBITS

         (a)    Resolution of the Board of Directors of Lincoln Benefit Life
                Company authorizing establishment of Registrant (1)

         (b)    Custodian Agreement (Not Applicable)

         (c)    (i) Form of Principal Underwriting Agreement (3) (ii) Form of
                Selling Agreement (4) (iii) Schedule of Sales Commissions (6)

         (d)    Specimen Consultant SL Flexible Premium Variable Universal Life
                Policy (5)

         (e)    Application Form (5)

         (f)    (1) Certificate of Incorporation of Lincoln Benefit (1) (2)
                By-laws of Lincoln Benefit (1)

         (g)    Contracts of Reinsurance (11)

         (h)    Fund Participation Agreements:

                (1)   Fund Participation Agreement between Janus Aspen Series and Lincoln
                      Benefit Life Company   (1)

                (2)        Participation Agreement among Lincoln Benefit Life
                           Company and Variable Insurance Products Fund and
                           Fidelity Distributors Corporation. (1)

                (3)        Participation Agreement among Lincoln Benefit Life
                           Company and Variable Insurance Products Fund II and
                           Fidelity Distributors Corporation (1)

                (4)        (i) Participation Agreement among The Alger American
                           Fund, Lincoln Benefit Life Company and Fred Alger and
                           Company, Incorporated (1)

                      (ii) Service Agreement between Fred Alger Management, Inc. and Lincoln
                           Benefit Life Company   (1)

                (5)   (i)  Participation Agreement between Scudder Variable Life Investment
                           Fund and Lincoln Benefit Life Company   (1)

                      (ii) Reimbursement Agreement by and between Scudder,
                           Stevens & Clark, Inc. and Lincoln Benefit Life
                           Company (1)

                      (iii) Participating Contract and Policy Agreement between
                           Scudder Investor Services, Inc. and Lincoln Benefit
                           Financial Services (1)

                (6)   Form of Participation Agreement among Lincoln Benefit Life Company,
                      Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc.,
                      Strong Capital Management, Inc., and Strong Funds Distributors, Inc.   (1)

                (7)   Form of Participation Agreement among T. Rowe Price Equity
                      Series, Inc., T. Rowe Price International Series, Inc., T.
                      Rowe Price Investment Services, Inc., and
                      Lincoln Benefit Life Company   (1)

                (8)   Form of Participation Agreement among MFS Variable Insurance Trust, Lincoln
                      Benefit Life Company, and Massachusetts Financial
                      Services Company   (1)

                (9)   Fund Participation Agreement between Lincoln Benefit Life
                      Company, Insurance Management Series and Federated
                      Securities Corp. (1)

                (10)  Form of Participation Agreement (Service Shares) among
                      Janus Aspen Series and Lincoln Benefit Life Company (7)

                (11)  Form of Participation Agreement between Lincoln Benefit
                      Life Company and LSA Variable Series Trust (8)

                (12)  Form of Participation Agreement among Oppenheimer Variable
                      Account Funds, OppenheimerFunds, Inc., and Lincoln Benefit
                      Life Company (7)

                (13)  Form of Participation Agreement among PIMCO Variable
                      Insurance Trust, Lincoln Benefit Life Company and PIMCO
                      Funds Distributor LLC (9)

                (14)  Form of Participation Agreement among Putnam Variable
                      Trust, Putnam Retail Management, Inc., and Lincoln Benefit
                      Life Company (7)

                (15)  Form of Participation Agreement among Van Kampen
                      Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset
                      Management, Inc., and Lincoln Benefit Life Company
                      (7)

                (16)  (i)  Form of Participation Agreement between Lincoln Benefit Life
                           Company and OCC Accumulation Trust   (9)

                      (ii) Amendment to Participation Agreement among OCC
                           Accumulation Trust, OCC Distributors, and Lincoln
                           Benefit Life Company (10)

         (i) Administrative Contracts (Not Applicable)

         (j) Other Material Contracts (Not Applicable)

         (k) Opinion and Consent of Counsel (6)

         (l) Actuarial Opinion and Consent (to be filed by post effective amendment)

         (m) Sample Calculations (filed herewith)

         (n) Other Consents

                  (1) Consent of Independent Auditors (to be filed with post effective amendment)

                  (2) Consent of Attorneys (filed herewith)

         (o) Omitted financial statements (Not applicable)

         (p)      Initial Capital Arrangements (Not Applicable)

         (q)      Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii) (6)

         (r)      Table of Surrender Charge Factors and Percentages (6)

         (99)     Powers of Attorney for Lawrence W. Dahl, Margaret G. Dyer,
                  Marla G. Friedman, Douglas F. Gaer, John C. Lounds, J. Kevin
                  McCarthy, Samuel H. Pilch, Steven E. Shebik, Casey J. Sylla,
                  Michael J. Velotta, B. Eugene Wraith, James P. Zils (filed herewith)
                  -----------------------


         (1)      Incorporated by reference from Registration Statement on Form
                  S-6 for Lincoln Benefit Life Variable Life Account, filed
                  March 11, 1998 (File No. 333- 47717).

         (2) Incorporated by reference from Pre-Effective Amendment No. 1 to Form S-6 Registration Statement of Lincoln Benefit Life
                  Variable Life Account, filed July 23, 1998 (File No.
                  333-47717).

         (3) Incorporated by reference from Post-Effective Amendment No. 1 to Registration Statement on Form S-6 for Lincoln Benefit Life
                  Variable Life Account, filed January 22, 1999 (File No.
                  333-47717).

         (4) Incorporated by reference from Post-Effective Amendment No. 3 to Registration Statement on Form N-4 for Lincoln Benefit Life
                  Variable Annuity Account, filed April 1, 1999 (File No.
                  333-50545, 811-7924).

         (5)      Incorporated by reference from Registration Statement on Form
                  S-6 of Lincoln Benefit Life Variable Life Account, filed April
                  22, 1999 (file No. 333-76799).

         (6) Incorporated by reference from Pre-effective Amendment No. 1 to Form S-6 of Lincoln Benefit Life Variable Life Account, filed July 19, 1999 (file No. 333-76799).

         (7) Incorporated by reference from Post-Effective Amendment No. 1 to Registration Statement on Form N-4 for Lincoln Benefit Life
                  Variable Annuity Account, filed August 8, 2001 (File No.
                  333-61146, 811-7924).

         (8) Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 for Lincoln Benefit Life
                  Variable Annuity Account, filed September 29, 1999 (File No.
                  333-82427, 811-7924).

         (9)      Incorporated by reference from Registration Statement on Form
                  N-4 for Lincoln Benefit Life Variable Annuity Account, filed
                  July 8, 1999 (File No. 333-82427, 811-7924).

(10) Incorporated by reference from Post-Effective Amendment No. 2 to Registration Statement on Form N-4 for Lincoln Benefit Life
                  Variable Annuity Account, filed January 17, 2001 (File No.
                  333-82427, 811-7924).
(11)              Incorporated by reference from Registration Statement on Form
                  N-4 for Lincoln Benefit Life Variable Annuity Account, filed
                  April 21, 1998 (File No. 333-50545, 811-7924).

Item 28.
EXECUTIVE OFFICERS AND DIRECTORS OF LINCOLN BENEFIT

     Our directors and officers are listed below. The principal business address of each of the officers and directors listed below is 2940 South 84th St., Lincoln, Nebraska 68506-4142.

         Lawrence W. Dahl           Director, Executive Vice President
         Margaret G. Dyer           Director
         Marla G. Friedman          Director
         Douglas F. Gaer            Director, Executive Vice President
         John C. Lounds             Director
         J. Kevin McCarthy          Director
         Steven E. Shebik           Director, Senior Vice President and Chief Financial Officer
         Casey J. Sylla             Director, Chairman of the Board and Chief Executive Officer
         Michael J. Velotta         Director, Senior Vice President, General Counsel and Secretary
         B. Eugene Wraith           Director, President and Chief Operating Officer
         Samuel H. Pilch            Group Vice President and Controller
         Joseph P. Rath             Assistant Vice President, Assistant General Counsel and Assistant
                                    Secretary
         Eric A. Simonson           Senior Vice President and Chief Investment Officer
         Carol S. Watson            Senior Vice President
         Dean M. Way                Senior Vice President and Actuary
         James P. Zils              Treasurer
         Janet P. Anderbery         Vice President
         Joseph A. Angel            Regional Vice President
         Robert W. Birman           Vice President
         Teresa N. Carnazzo         Vice President
         William F. Emmons          Vice President, Assistant General Counsel & Assistant Secretary
         Georgia Feiste             Vice President
         Thomas S. Holt             Vice President
         Heidi Kelle                Vice President
         Scott Lawson               Vice President
         Sharyn L. Jenson           Vice President
         Maxine Payton              Vice President
         Barb Raymond               Vice President
         Stanley G. Shelley         Vice President
         Robert L. Vance            Vice President and Assistant Treasurer
         Jeanette Wellsandt         Vice President
         Errol Cramer               Appointed Actuary
         Joanne M. Derrig           Assistant Vice President and Chief Privacy Officer
         Philip Emmanuele           Assistant Vice President
         Karen C. Gardner           Assistant Vice President
         Susan L. Lees              Assistant Secretary
         Robert E. Transon          Assistant Vice President
         Barry S. Paul              Assistant Treasurer
         Timothy N. Vander Pas      Assistant Vice President


Item 29.
PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

          See Annual Report on Form 10-K of the Allstate Corporation, File No. 1-11840, filed March 26, 2002.


Item 30:
INDEMNIFICATION

         The Articles of Incorporation of Lincoln Benefit Life Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

         The By-Laws of ALFS, Inc. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

         Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policy Owner or party-in-interest under a Policy, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 31.
PRINCIPAL UNDERWRITERS

         ALFS, Inc., ("ALFS") serves as principal underwriter and distributor of the Policies. ALFS is a wholly-owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

         Lincoln Benefit does not pay ALFS any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Lincoln Benefit reimburses ALFS for expenses incurred in distributing the Policies, including liability arising from services Lincoln Benefit provides on the Policies.

         ALFS also serves as distributor for the Lincoln Benefit Life Variable Annuity Account, which is another separate account of Lincoln Benefit. In addition, ALFS serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ALFS and Lincoln Benefit:

         Allstate Financial Advisors Separate Account I
         Allstate Life Insurance Company Separate Account A
         Allstate Life of New York Separate Account A
         Allstate Life of New York Variable Life Separate Account A Glenbrook Life & Annuity Company Separate Account A
         Glenbrook Life & Annuity Company Variable Annuity Account Glenbrook Life & Annuity Variable Account
         Glenbrook Life Discover Variable Account A
         Glenbrook Life Variable Life Separate Account A
         Glenbrook Life Multi-Manager Variable Account
         Glenbrook Life Scudder Variable Account A
         Glenbrook Life AIM Variable Life Separate Account A
         Charter National Variable Annuity Account
         Charter National Variable Account
         Intramerica Variable Annuity Account
         Allstate Assurance Company Separate Account B
         Allstate Life Variable Life Separate Account A


     The following are the directors and officers of ALFS. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Northbrook, IL 60062.

                  John R. Hunter                     Director, President, Chief Executive Officer
                  Casey J. Sylla                     Director
                  Michael J. Velotta                 Director and Secretary
                  Marian Goll                        Vice President, Treasurer and Financial Operations Principal
                  Brent H. Hamann                    Vice President
                  Andrea J. Schur                    Vice President
                  Lisa A. Burnell                    Assistant Vice President and Compliance Officer
                  Joanne M. Derrig                   Assistant Vice President and Chief Privacy Officer
                  William F. Emmons                  Assistant Secretary
                  Susan M. Lees                      Assistant Secretary
                  Barry S. Paul                      Assistant Treasurer
                  Joseph P. Rath                     Assistant Vice President, Assistant General Counsel and
                                                        Assistant Secretary
                  James P. Zils                      Assistant Treasurer
                  Mary Claire Sheehy                 Chief Operations Officer

Item 32.
LOCATION OF ACCOUNTS AND RECORDS

     The Depositor, Lincoln Benefit Life Company, is located at 2940 South 84th Street, Lincoln, Nebraska 68506.

     The Principal Underwriter, ALFS, Inc. is located at 3100 Sanders Road, Northbrook, Illinois 60062.

     Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 33.
MANAGEMENT SERVICES

         None.

Item 34.
REPRESENTATION OF REASONABLENESS OF FEES

         Lincoln Benefit Life Company hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Benefit.

SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment 4 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lincoln, and State of Nebraska on this 24th day of February 2003.

       LINCOLN BENEFIT LIFE VARIABLE
       LIFE ACCOUNT
       (Registrant)

       By:      Lincoln Benefit Life Company



       By:      */s/ B. Eugene Wraith
                    ------------------------------------------------
                B. Eugene Wraith
                President and Chief Operating Officer



       LINCOLN BENEFIT LIFE COMPANY
       (Depositor)


       By:      */s/ B. Eugene Wraith
                    ------------------------------------------------
                B. Eugene Wraith
                President and Chief Operating Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment 4 to the Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

         (Signature)                         (Title)                                         (Date)


*/s/ B. Eugene Wraith
-----------------------------------         President, Chief Operating Officer               February 24, 2003
B. Eugene Wraith                            & Director
(Principal Executive Officer)



*/s/ Samuel H. Pilch
----------------------------------          Group Vice President & Controller                February 24, 2003
Samuel H. Pilch
(Principal Accounting Officer)



*/s/ James P. Zils
---------------------------------           Treasurer                                        February 24, 2003
James P. Zils
(Principal Financial Officer)



*/s/ Lawrence W. Dahl
---------------------------------           Director, Executive Vice President               February 24, 2003
Lawrence W. Dahl



*/s/ Margaret G. Dyer
--------------------------------            Director                                         February 24, 2003
Margaret G. Dyer



*/s/ Marla G. Friedman
--------------------------------            Director                                         February 24, 2003
Marla G. Friedman



*/s/ Douglas F. Gaer
--------------------------------            Director, Executive Vice President               February 24, 2003
Douglas F. Gaer



*/s/ John C. Lounds
--------------------------------            Director                                         February 24, 2003
John C. Lounds



*/s/ J. Kevin McCarthy
--------------------------------            Director                                         February 24, 2003
J. Kevin McCarthy



*/s/ Steven E. Shebik
--------------------------------            Director, Senior Vice President and              February 24, 2003
Steven E. Shebik                                 Chief Financial Officer



*/s/ Casey J. Sylla
--------------------------------            Director, Chairman of the Board                  February 24, 2003
Casey J. Sylla                              and Chief Executive Officer



/s/ Michael J. Velotta
---------------------------------           Director, Senior Vice President,                 February 24, 2003
Michael J. Velotta                          General Counsel and Secretary


*/ By Michael J. Velotta, pursuant to Power of Attorney filed herewith.

INDEX TO EXHIBITS

FOR POST-EFFECTIVE AMENDMENT 4 ON FORM N-6

TO REGISTRATION STATEMENT ON FORM S-6

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

         EXHIBIT NO.                                                                       SEQUENTIAL PAGE NO.




                  13       Sample Calculations

                  14(b)    Consent of Attorneys

                  99       Powers of Attorney for Lawrence W. Dahl,
                           Margaret G. Dyer, Marla G. Friedman,
                           Douglas F. Gaer, John C. Lounds, J. Kevin McCarthy,
                           Samuel H. Pilch, Steven E. Shebik, Casey J. Sylla,
                           Michael J. Velotta, B. Eugene Wraith, James P. Zils